UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2004

                                  VALCOM, INC.

               (Exact name of Registrant as specified in charter)

      DELAWARE                000-28416               58-1700840
(State  or  other          (Commission  File        (IRS  Employer
 jurisdiction  of              Number)              Identification
  incorporation)                                       Number)



                           26030 AVENUE HALL, STUDIO 5
                           VALENCIA, CALIFORNIA  91355
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (661) 257-8000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                               [GRAPHIC  OMITED]




ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS
A.) The Registrant's Board of Directors has accepted the resignation of one of its officers and a member of the Board of Directors, Mr. Don Magier, effective immediately. Mr. Magier 's resignation terminates all agreements and contracts previously in place. Mr. Magier had no disagreement with the Registrant.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
(A)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED
Not  applicable.
(B)  PRO  FORMA  FINANCIAL  INFORMATION
Not  applicable.
(C)  EXHIBITS
Not  applicable.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  March  29,  2004  VALCOM,  INC.   By:   /s/  Vince  Vellardita
   ----------------------------         ---------------------
                                         Vince  Vellardita
                                         Chairman  of  the  Board  &
                                         Chief  Executive  Officer